UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2004
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)

Item 7. Financial Statements and Exhibits.

        (c) Exhibits
        99.1    News Release dated January 21, 2004

Item 12. Results of Operations and Financial Condition

              On January 21, 2004, Whitney Holding Corporation issued a news release announcing its financial results for the year and quarter ended December 31, 2003 (the "News Release"). The News Release is attached as Exhibit
99.1 to this report.

                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: January 21, 2004
                                                     ---------------------------

                                 EXHIBIT INDEX



Exhibit
Number                                              Description
-------                                             -----------

99.1                                     News Release dated  January 21, 2004.

Exhibit 99.1
                                 [WHITNEY LOGO]

                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130
                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         504/552-4591                                     January 21, 2004

             WHITNEY REPORTS ANNUAL AND QUARTERLY EARNINGS FOR 2003

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned a record $98.5 million for the year ended December 31, 2003, or $2.47 per basic share. These results were 3% higher than 2002 earnings on both a dollar and per-share basis. Fourth quarter earnings in 2003 were $23.8 million, or $.59 per basic share, compared to $25.1 million, or $.63 per basic share, earned in the fourth quarter of 2002.
         Selected highlights from the fourth quarter's results follow:
         o Whitney's net interest income (TE) increased 2%, or $1.6 million, from the fourth quarter of 2002. The favorable impact of 6% growth in earning assets was partly offset by an 18 basis point compression of the net interest margin (TE) between these periods.
              The margin for the current quarter was still a healthy 4.43%, down only slightly from 4.45% in the third quarter of 2003. Although the latter part of 2003 has seen some upward movement in rates for longer maturities, an overall environment of low market rates has been prevalent for some time now. Both funding costs and asset yields have trended down, but at a declining rate, as higher-yielding fixed-rate instruments gradually repriced and new instruments were added at current low rates. Funding costs decreased 43 basis points between the fourth quarters of 2002 and 2003, but were only 5 basis points lower than in 2003's third quarter. Deposit pricing strategies implemented in response to market conditions have helped shift the mix of funds in favor of noninterest-bearing and lower-cost interest-bearing sources. The overall yield on earning assets was 61 basis points lower than in 2002's fourth quarter, but was down only 7 basis points in comparison to the third quarter of 2003. A recent nationwide slowdown in home

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                                        2

              mortgage refinancing activities led to lower prepayments on mortgage-backed securities and helped stabilize the overall yield on investment securities.
         o The direction of overall credit quality was again favorable during the fourth quarter of 2003. This development and a favorable change in certain loss experience factors helped reduce the allowance for loan losses needed at December 31, 2003 to a level
              $1.9 million below that at September 30, 2003. With net charge-offs of a comparable $1.9 million for the period, Whitney recorded no provision for loan losses in the final quarter of 2003, compared to a $4 million negative provision in 2003's third quarter and a provision of $.5 million in the fourth quarter of 2002. Net charge-offs were $.8 million in the third quarter of 2003 and $1.7 million in 2002's final quarter. Full-year net charge-offs in 2003 totaled only $3.1 million, compared to net charge-offs of $12.1 million in 2002. The successful resolution of a larger problem credit was the major factor in the $3.9 million reduction in total nonperforming loans from the end of 2003's third quarter. The allowance required for impaired loans at the end of 2003 was $1.2 million below the level at September 30, 2003. The total of loans criticized through the internal credit risk classification process was down $11 million from the end of the third quarter of 2003. With continued loan growth, the allowance declined as a percentage of total loans to 1.22% at December 31, 2003, from 1.31% at September 30, 2003. The allowance represented 221% of nonperforming loans at year-end 2003 and 200% at the end of 2003's third quarter.
         o    Noninterest income, excluding securities transactions, decreased
              2%, or $.5 million, from the fourth quarter of 2002. Fee income from Whitney's secondary mortgage market operations in 2003's fourth quarter was down 30%, or $.9 million, compared to the fourth quarter of 2002. There was a marked reduction in home loan production toward the end of the third quarter of 2003 as mortgage rates trended higher and refinancing activity abated. Service charges from deposit accounts were 4% higher in the fourth quarter of 2003 and income from bank-issued credit and debit cards was up
              3% compared to 2002's fourth quarter. The results for bankcard income do not fully reflect the underlying growth in transaction volumes because of a reduction in debit transaction rates beginning in August 2003 under the terms of a settlement between Visa USA and merchants. Trust service fees declined 3% compared to the fourth quarter of

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                                       3

              2002, but were up slightly from 2003's third quarter with rising capital market valuations.
         o Noninterest expense increased 6%, or $3.7 million, from 2002's fourth quarter. Total personnel expense was up 7%, or $2.3 million, as employee compensation increased 4% and employee benefits rose 21%, or each approximately $1.1 million. Base pay increased 4%, or close to $.9 million, but payments under targeted employee incentive programs declined, reflecting the impact of reduced loan production volumes on retail mortgage origination incentives. Management incentive plan expense, which includes certain stock-based compensation, increased $.4 million. A combined increase of $.9 million in defined benefit pension plan expense and the cost of providing postretirement health benefits was the main factor behind the overall rise in employee benefits expense for the fourth quarter of 2003. The annual increase in expense for these retirement benefits totaled $4.1 million. A project to upgrade the capacity and functionality of communication lines was the main factor behind the 8% increase in the telecommunication and postage expense category. The categories making up other noninterest expense increased a net 15%, or $1.3 million. The most significant factor of a recurring nature was the sharp jump in insurance premiums for the current coverage period, reflecting an insurance market much harder than at the beginning of the prior multi-year contract. The required amortization of new affordable housing project investments during 2003 was also a factor, but the related tax credits reduced income tax expense and helped lower the effective tax rate for the fourth quarter of 2003.
         Average loans in the fourth quarter of 2003 were up 7%, or $316 million, compared to the fourth quarter of 2002. Commercial lending has yielded steady growth since the latter half of 2002 that largely reflects new customer development. The portfolio of commercial loans, including construction and other loans on real property, was up 11%, or $371 million, on average in the fourth quarter of 2003 compared to the year-earlier period. This growth from commercial lending was partly offset by a decrease of 8%, or $56 million, in the residential mortgage loan portfolio that reflected earlier high levels of refinancing activity coupled with management's continuing decision to sell most current production.
         Average deposits were up 7%, or $379 million, in the fourth quarter of 2003 compared to 2002's final quarter. Deposit-pricing strategies were implemented in response to an environment of

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
                                       4

sustained low-rates and increased liquidity in the deposit base that helped shift the mix of deposits in favor of lower-cost products. Total lower-cost deposits in the fourth quarter of 2003 were on average 11%, or $473 million, higher than the year-earlier period, with noninterest-bearing demand deposits up
15%, or $238 million, and deposits in lower-cost interest-bearing products up
9%, or $234 million. At the same time, higher-cost time deposits were 6%, or $94 million, below 2002's fourth quarter, with some of these funds flowing to other lower-cost products.

         Whitney Holding Corporation, through its banking subsidiary Whitney
National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

                                      -----
                  This news release may contain statements that are not
         historical facts and are "forward-looking statements" as that term is defined by the Private Securities Litigation Reform Act of 1995. These
         forward-looking statements, which Whitney makes in good faith, are based on numerous assumptions, certain of which we may refer to specifically in connection with a particular statement. Some of the more important assumptions include
                o expectations about overall economic strength and the
                  performance of the economies in Whitney's market area,
                o expectations about the movement of interest rates, including actions that may be taken by the Federal Reserve Board in
                  response to changing economic conditions,
                o reliance on existing or anticipated changes in laws and
                  regulations affecting the activities of the banking industry and other financial service providers, and
                o expectations regarding the nature and level of competition, changes in customer behavior and preferences, and Whitney's ability to execute its plans to respond effectively.

         Because it is uncertain whether future conditions and events will confirm these assumptions, there is a risk that Whitney's future results will differ materially from what is stated in or implied by such forward-looking statements. Whitney cautions readers to consider this risk.
         Whitney undertakes no obligation to update or revise any of the information in this news release, whether as a result of new information, future events or developments, or for any other reason.



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                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                  Fourth          Fourth                   Year Ended
                                                                  Quarter         Quarter                  December 31
(dollars in thousands, except per share data)                       2003            2002               2003            2002
----------------------------------------------------------  --------------------------------   -------------------------------
INCOME DATA
     Net interest income                                         $  74,961       $  73,463          $ 294,560       $ 295,208
     Net interest income (tax-equivalent)                           76,346          74,758            300,115         300,134
     Provision for loan losses                                           -             500             (3,500)          7,500
     Noninterest income (excluding securities transactions)         21,345          21,890             88,641          84,774
     Securities transactions                                             -               -                863             411
     Noninterest expense                                            61,652          57,946            242,923         230,926
     Net income                                                     23,820          25,130             98,542          95,323
----------------------------------------------------------  --------------------------------   -------------------------------

----------------------------------------------------------  --------------------------------   -------------------------------
AVERAGE BALANCE SHEET DATA
     Loans                                                     $ 4,733,236     $ 4,417,449         $4,595,868      $4,372,194
     Investment in securities                                    2,069,396       1,854,155          2,004,245       1,816,216
     Earning assets                                              6,858,134       6,449,785          6,717,863       6,492,791
     Total assets                                                7,389,183       6,957,714          7,238,022       7,016,675
     Deposits                                                    6,039,349       5,660,729          5,913,186       5,750,141
     Shareholders' equity                                          835,924         792,292            823,698         760,725
----------------------------------------------------------  --------------------------------   -------------------------------

----------------------------------------------------------  --------------------------------   -------------------------------
PER SHARE DATA
     Earnings per share
        Basic                                                     $    .59        $    .63           $   2.47        $   2.39
        Diluted                                                        .59             .63               2.44            2.38
     Cash dividends per share                                     $    .33        $    .30           $   1.23        $   1.11
     Book value per share, end of period                          $  20.78        $  19.98           $  20.78        $  19.98
     Trading data
        High closing price                                        $  40.99        $  34.27           $  40.99        $  38.52
        Low closing  price                                           34.67           29.46              31.62           28.09
        End-of-period closing  price                                 40.99           33.33              40.99           33.33
        Trading volume                                           3,077,088       5,774,008         22,924,257      21,926,523
----------------------------------------------------------  --------------------------------   -------------------------------

----------------------------------------------------------  --------------------------------   -------------------------------
RATIOS
     Return on average assets                                         1.28%           1.43%              1.36%           1.36%
     Return on average shareholders' equity                          11.31           12.58              11.96           12.53
     Net interest margin                                              4.43            4.61               4.47            4.62
     Dividend payout ratio                                           56.02           47.78              50.32           46.50
     Average loans as a percentage of average deposits               78.37           78.04              77.72           76.04
     Efficiency ratio                                                63.11           59.96              62.49           60.00
     Noninterest income as a percentage of total revenue
        (excluding securities transactions)                          21.85           22.65              22.80           22.02
     Allowance for loan losses as a percentage of
        loans, at end of period                                       1.22            1.48               1.22            1.48
     Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of period       .62             .95                .62             .95
     Average shareholders' equity as a percentage
        of average total assets                                      11.31           11.39              11.38           10.84
     Leverage ratio, at end of period                                10.13            9.76              10.13            9.76
----------------------------------------------------------  --------------------------------   -------------------------------

Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities transactions).


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----------------------------------------------------------------------------------------------------------------------------
                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                        DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                                 Fourth         Fourth                  Year Ended
                                                                 Quarter        Quarter                 December 31
(dollars in thousands)                                             2003           2002              2003           2002
------------------------------------------------------------------------------------------   -------------------------------
                ASSETS
------------------------------------------------------------
EARNING ASSETS
  Loans                                                       $  4,733,236   $  4,417,449      $  4,595,868    $  4,372,194
  Investment in securities
     Securities available for sale                               1,880,187      1,680,626         1,805,410       1,642,400
     Securities held to maturity                                   189,209        173,529           198,835         173,816
                                                            ------------------------------   -------------------------------
        Total investment in securities                           2,069,396      1,854,155         2,004,245       1,816,216
                                                            ------------------------------   -------------------------------
  Federal funds sold and short-term investments                     37,551        146,622            66,528         283,309
  Loans held for sale                                               17,951         31,559            51,222          21,072
                                                            ------------------------------   -------------------------------
        Total earning assets                                     6,858,134      6,449,785         6,717,863       6,492,791
------------------------------------------------------------------------------------------   -------------------------------
NONEARNING ASSETS
  Accrued interest receivable                                       30,117         31,091            29,937          32,586
  Goodwill                                                          69,164         69,164            69,164          69,060
  Other intangible assets                                           24,111         29,522            26,053          31,742
  Other assets                                                     469,178        446,421           460,522         462,057
  Allowance for loan losses                                        (61,521)       (68,269)          (65,517)        (71,561)
------------------------------------------------------------------------------------------   -------------------------------

        Total assets                                          $  7,389,183   $  6,957,714      $  7,238,022    $  7,016,675
------------------------------------------------------------------------------------------   -------------------------------

------------------------------------------------------------------------------------------   -------------------------------
             LIABILITIES
------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                     $    744,553   $    655,740      $    709,508    $    690,011
     Money market investment deposits                            1,435,926      1,339,275         1,409,491       1,321,729
     Savings deposits                                              575,905        527,123           557,178         515,878
     Other time deposits                                           757,140        849,945           798,626         913,492
     Time deposits $100,000 and over                               669,322        670,484           678,969         707,715
                                                            ------------------------------   -------------------------------
        Total interest-bearing deposits                          4,182,846      4,042,567         4,153,772       4,148,825
                                                            ------------------------------   -------------------------------

  Short-term and other borrowings                                  453,268        439,814           439,869         441,777
                                                            ------------------------------   -------------------------------
        Total interest-bearing liabilities                       4,636,114      4,482,381         4,593,641       4,590,602
------------------------------------------------------------------------------------------   -------------------------------
NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                   1,856,503      1,618,162         1,759,414       1,601,316
  Accrued interest payable                                           4,974          8,484             6,732          11,995
  Other liabilities                                                 55,668         56,395            54,537          52,037
                                                            ------------------------------   -------------------------------
        Total liabilities                                        6,553,259      6,165,422         6,414,324       6,255,950
------------------------------------------------------------------------------------------   -------------------------------
        SHAREHOLDERS' EQUITY                                       835,924        792,292           823,698         760,725
------------------------------------------------------------------------------------------   -------------------------------

        Total liabilities and shareholders' equity            $  7,389,183   $  6,957,714      $  7,238,022    $  7,016,675
------------------------------------------------------------------------------------------   -------------------------------

------------------------------------------------------------------------------------------   -------------------------------
EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                              $  2,222,020   $  1,967,404      $  2,124,222    $  1,902,189
------------------------------------------------------------------------------------------   -------------------------------

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----------------------------------------------------------------------------------------------------------------------------
                                     WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                            CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                              December 31        December 31
(dollars in thousands)                                                                            2003                2002
----------------------------------------------------------------------------------------------------------------------------
              ASSETS
-------------------------------------------------------------------------------------
  Cash and due from financial institutions                                                   $   270,387       $    326,124
  Federal funds sold and short-term investments                                                   14,385              4,327
  Loans held for sale                                                                             15,309             65,572
  Investment in securities
     Securities available for sale                                                             2,090,870          1,773,591
     Securities held to maturity                                                                 190,535            202,107
                                                                                     ---------------------------------------
        Total investment in securities                                                         2,281,405          1,975,698
  Loans                                                                                        4,882,610          4,455,412
     Allowance for loan losses                                                                   (59,475)           (66,115)
                                                                                     ---------------------------------------
        Net loans                                                                              4,823,135          4,389,297
                                                                                     ---------------------------------------
  Bank premises and equipment                                                                    148,259            151,620
  Accrued interest receivable                                                                     27,305             28,649
  Goodwill                                                                                        69,164             69,164
  Other intangible assets                                                                         23,475             28,807
  Other assets                                                                                    82,158             58,623
----------------------------------------------------------------------------------------------------------------------------
        Total assets                                                                         $ 7,754,982       $  7,097,881
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
            LIABILITIES
-------------------------------------------------------------------------------------
  Noninterest-bearing demand deposits                                                        $ 1,943,248       $  1,692,939
  Interest-bearing deposits                                                                    4,215,334          4,089,940
                                                                                     ---------------------------------------
        Total deposits                                                                         6,158,582          5,782,879
                                                                                     ---------------------------------------

  Short-term and other borrowings                                                                600,053            453,415
  Accrued interest payable                                                                         4,493              7,383
  Accounts payable and other accrued liabilities                                                 151,541             53,721
                                                                                     ---------------------------------------
        Total liabilities                                                                      6,914,669          6,297,398
----------------------------------------------------------------------------------------------------------------------------
        SHAREHOLDERS' EQUITY
-------------------------------------------------------------------------------------
  Common stock, no par value                                                                       2,800              2,800
  Capital surplus                                                                                183,624            167,235
  Retained earnings                                                                              656,195            607,235
  Accumulated other comprehensive income                                                           8,438             30,104
  Treasury stock at cost                                                                             (30)                 -
  Unearned restricted stock compensation                                                         (10,714)            (6,891)
                                                                                     ---------------------------------------
        Total shareholders' equity                                                               840,313            800,483
----------------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                                           $ 7,754,982       $  7,097,881
----------------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------------
                                     WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                         CONSOLIDATED STATEMENTS OF INCOME
----------------------------------------------------------------------------------------------------------------------------
                                                              Fourth           Fourth                     Year Ended
                                                              Quarter          Quarter                    December 31
(dollars in thousands, except per share data)                   2003             2002                2003             2002
---------------------------------------------------------------------------------------   ----------------------------------
INTEREST INCOME
  Interest and fees on loans                                 $ 62,085         $ 66,535           $ 252,611        $ 273,737
  Interest and dividends on investments                        21,608           21,657              84,708           92,401
  Interest on federal funds sold and
     short-term investments                                        98              532                 750            4,771
---------------------------------------------------------------------------------------   ----------------------------------
    Total interest income                                      83,791           88,724             338,069          370,909
---------------------------------------------------------------------------------------   ----------------------------------
INTEREST EXPENSE
  Interest on deposits                                          8,124           14,444              40,693           71,857
  Interest on short-term and other borrowings                     706              817               2,816            3,844
---------------------------------------------------------------------------------------   ----------------------------------
    Total interest expense                                      8,830           15,261              43,509           75,701
---------------------------------------------------------------------------------------   ----------------------------------
NET INTEREST INCOME                                            74,961           73,463             294,560          295,208
PROVISION FOR LOAN LOSSES                                           -              500              (3,500)           7,500
---------------------------------------------------------------------------------------   ----------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                              74,961           72,963             298,060          287,708
---------------------------------------------------------------------------------------   ----------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                           9,984            9,645              38,309           38,327
  Secondary mortgage market operations                          2,151            3,076              11,248            9,045
  Credit card income                                            2,272            2,209               9,193            8,219
  Trust service fees                                            2,022            2,082               8,126            8,814
  Other noninterest income                                      4,916            4,878              21,765           20,369
  Securities transactions                                           -                -                 863              411
---------------------------------------------------------------------------------------   ----------------------------------
    Total noninterest income                                   21,345           21,890              89,504           85,185
---------------------------------------------------------------------------------------   ----------------------------------
NONINTEREST EXPENSE
  Employee compensation                                        28,768           27,622             113,994          107,021
  Employee benefits                                             6,643            5,494              27,377           21,966
                                                     ----------------------------------   ----------------------------------
    Total personnel expense                                    35,411           33,116             141,371          128,987
  Net occupancy expense                                         4,971            4,776              19,521           19,907
  Equipment and data processing expense                         4,297            4,385              17,264           18,876
  Telecommunication and postage                                 2,248            2,089               8,614            8,281
  Corporate value and franchise taxes                           1,826            1,874               7,079            7,557
  Legal and professional fees                                   1,525            1,482               6,029            6,083
  Amortization of intangibles                                   1,290            1,462               5,332            5,846
  Other noninterest expense                                    10,084            8,762              37,713           35,389
---------------------------------------------------------------------------------------   ----------------------------------
    Total noninterest expense                                  61,652           57,946             242,923          230,926
---------------------------------------------------------------------------------------   ----------------------------------
INCOME BEFORE INCOME TAXES                                     34,654           36,907             144,641          141,967
INCOME TAX EXPENSE                                             10,834           11,777              46,099           46,644
---------------------------------------------------------------------------------------   ----------------------------------

NET INCOME                                                   $ 23,820         $ 25,130           $  98,542        $  95,323
---------------------------------------------------------------------------------------   ----------------------------------

---------------------------------------------------------------------------------------   ----------------------------------
EARNINGS PER SHARE
  Basic                                                      $    .59         $    .63           $    2.47        $    2.39
  Diluted                                                         .59              .63                2.44             2.38
---------------------------------------------------------------------------------------   ----------------------------------

---------------------------------------------------------------------------------------   ----------------------------------
WEIGHTED-AVERAGE SHARES
     OUTSTANDING
  Basic                                                    40,067,684       39,714,127          39,929,431       39,848,881
  Diluted                                                  40,620,758       40,099,093          40,396,134       40,121,544
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------   ----------------------------------
CASH DIVIDENDS PER SHARE                                     $    .33         $    .30           $    1.23        $    1.11
---------------------------------------------------------------------------------------   ----------------------------------

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----------------------------------------------------------------------------------------------------------------------------
                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                        SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
----------------------------------------------------------------------------------------------------------------------------
                                                              Fourth       Third       Fourth              Year Ended
                                                              Quarter     Quarter      Quarter             December 31
                                                                2003        2003         2002           2003        2002
------------------------------------------------------------------------------------------------   -------------------------
                     EARNING ASSETS
-----------------------------------------------------------
     Loans**                                                    5.20 %      5.35 %       5.97 %         5.46 %      6.26 %
     Investment in securities                                   4.40        4.38         4.88           4.46        5.29
     Federal funds sold and short-term investments              1.04        1.02         1.44           1.13        1.68
                                                           -------------------------------------   -------------------------
            Total interest-earning assets                       4.94 %      5.01 %       5.55 %         5.12 %      5.79 %
                                                           -------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
            INTEREST-BEARING LIABILITIES
-----------------------------------------------------------

     Interest-bearing deposits
         NOW account deposits                                    .31 %       .31 %        .62 %          .40 %       .80 %
         Money market investment deposits                        .65         .64         1.24            .81        1.45
         Savings deposits                                        .28         .27          .67            .39         .78
         Other time deposits                                    1.40        1.62         2.33           1.76        2.88
         Time deposits $100,000 and over                        1.25        1.38         1.98           1.50        2.38
                                                           -------------------------------------   -------------------------
            Total interest-bearing deposits                      .77         .84         1.42            .98        1.73
                                                           -------------------------------------   -------------------------


     Short-term and other borrowings                             .62         .61          .74            .64         .87
                                                           -------------------------------------   -------------------------
            Total interest-bearing liabilities                   .76 %       .82 %       1.35 %          .95 %      1.65 %
                                                           -------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
        NET INTEREST SPREAD (tax-equivalent)
-----------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                    4.18 %      4.19 %       4.20 %         4.17 %      4.14 %
                                                           -------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
        NET INTEREST MARGIN (tax-equivalent)
-----------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                   4.43 %      4.45 %       4.61 %         4.47 %      4.62 %
                                                           -------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
                       COST OF FUNDS
-----------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds            .51 %       .56 %        .94 %          .65 %      1.17 %
------------------------------------------------------------------------------------------------   -------------------------
   * Based on a 35% tax rate.
  ** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

                                                              - MORE -

                                                          10

------------------------------------------------------------------------------------------------------------------------------
                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                                     LOAN QUALITY
------------------------------------------------------------------------------------------------------------------------------
                                                                     Fourth         Fourth                Year Ended
                                                                     Quarter        Quarter               December 31
(dollars in thousands)                                                2003           2002             2003          2002
------------------------------------------------------------------------------------------------------------------------------
                ALLOWANCE FOR LOAN LOSSES
----------------------------------------------------------------
Allowance for loan losses at beginning of period                   $  61,401      $  68,240       $  66,115      $  71,633
Allowance on loans transferred to held for sale                            -           (895)              -           (895)
Provision for loan losses                                                  -            500          (3,500)         7,500
Loans charged off                                                     (3,650)        (2,885)        (12,934)       (17,211)
Recoveries on loans previously charged off                             1,724          1,155           9,794          5,088
                                                                --------------------------------------------------------------
     Net loans (charged off) recovered                                (1,926)        (1,730)         (3,140)       (12,123)
                                                                --------------------------------------------------------------
Allowance for loan losses at end of period                         $  59,475      $  66,115       $  59,475      $  66,115
                                                                --------------------------------------------------------------

Net annualized charge-offs as a percentage
    of average loans                                                     .16 %          .16 %           .07 %          .28 %

Gross annualized charge-offs as a percentage of
    average loans                                                        .31 %          .26 %           .28 %          .39 %

Recoveries as a percentage of gross charge-offs                        47.23 %        40.03 %         75.72 %        29.56 %

Allowance for loan losses as a percentage of
    loans, at end of period                                             1.22 %         1.48 %          1.22 %         1.48 %
                                                                --------------------------------------------------------------

                                                                ----------------------------------------------
                                                                  December 31    September 30    December 31
                                                                     2003            2003           2002
--------------------------------------------------------------------------------------------------------------
                   NONPERFORMING ASSETS
----------------------------------------------------------------
Loans accounted for on a nonaccrual basis                          $  26,776     $   30,533     $    37,959
Restructured loans                                                       114            215             336
                                                                ----------------------------------------------
     Total nonperforming loans                                        26,890         30,748          38,295
Foreclosed assets and surplus property                                 3,490          3,255           3,854
                                                                ----------------------------------------------
     Total nonperforming assets                                    $  30,380     $   34,003     $    42,149
                                                                ----------------------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period             .62 %          .73 %           .95 %

Allowance for loan losses as a percentage of
    nonaccruing loans, at end of period                               222.12 %       201.10 %        174.17 %

Allowance for loan losses as a percentage of
    nonperforming loans, at end of period                             221.18 %       199.69 %        172.65 %

Loans 90 days past due still accruing                              $   3,385     $    2,725     $     5,817

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                                .07 %          .06 %           .13 %
--------------------------------------------------------------------------------------------------------------

                                                   - END -